                                                                  EXHIBIT (e)(3)

                           FORM OF AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                             UNDERWRITING AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST

                                       AND

                           ING FUNDS DISTRIBUTOR, LLC

                          EFFECTIVE: NOVEMBER 22, 2002

                                       LAST CONTINUED/
        NAME OF FUND                  APPROVED BY BOARD       REAPPROVAL DATE
        ------------                  -----------------       ---------------
 ING Biotechnology Fund               August 20, 2002         September 1, 2003

 ING Growth Opportunities Fund        August 20, 2002         September 1, 2003

 ING MidCap Opportunities Fund        August 20, 2002         September 1, 2003

 ING MidCap Value Fund                August 20, 2002         September 1, 2003

 ING Principal Protection Fund        August 20, 2002         September 1, 2003

 ING Principal Protection Fund II     August 20, 2002         September 1, 2003

 ING Principal Protection Fund III    August 20, 2002         September 1, 2003

 ING Principal Protection Fund IV     August 20, 2002         September 1, 2003

 ING Principal Protection Fund V      August 20, 2002         September 1, 2003

 ING Principal Protection Fund VI*    November 22, 2002       September 1, 2004

 ING Real Estate Fund                 August 20, 2002         September 1, 2003

 ING Research Enhanced Index Fund     August 20, 2002         September 1, 2003

 ING SmallCap Opportunities Fund      August 20, 2002         September 1, 2003

 ING SmallCap Value Fund              August 20, 2002         September 1, 2003

IN WITNESS WHEREOF, the undersigned have caused this amendment to be executed as of November 22, 2002.

ING EQUITY TRUST                              ING FUNDS DISTRIBUTOR, LLC


--------------------------------              ----------------------------------
Name:     Robert S. Naka                      Name:     Michael J. Roland
Title:    Senior Vice President               Title:    Executive Vice President